Exhibit 10.6


                          CONVERTIBLE LOAN AGREEMENT #6

     THIS  CONVERTIBLE  LOAN AGREEMENT  dated effective the 28th day of January,
1999

BETWEEN:

                  TOMASOVICH FAMILY TRUST, 600 Wilshire Boulevard, Suite 1410, Los Angeles, California, 90017

                  (the "Lender")

AND:

                  IDAHO CONSOLIDATED METALS CORPORATION, a company incorporated under the laws of British Columbia, having its principal office at 540 Main Street, Suite 470, Lewiston, Idaho, 83501

                  (the "Borrower")


                  WHEREAS the Borrower wishes to borrow and the Lender is willing to lend to the Borrower up to the sum of U.S.$115,000 (the "Loan"), upon the terms and subject to the conditions hereinafter set forth.

                  NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the laws prevailing in British Columbia.

1.2 Severability. If any one or more of the provisions contained in this Agreement is found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

1.3 Headings and Marginal References. The divisions of the Agreement into articles, paragraphs, sub-paragraphs and other subdivisions and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement.

1.4 Currency. All sums of money to be paid or calculated pursuant to this Agreement shall be paid or calculated in United States or Canadian currency, as indicated throughout.

1.5 Number and Gender. All references to any party to this Agreement shall be read with such changes in number and gender as the context may require.

                                    ARTICLE 2
                                    THE LOAN

2.1 Vancouver Stock Exchange Acceptance. This Agreement is subject to receipt of
final   acceptance  by  the  Vancouver  Stock  Exchange  (the  "Exchange")  (the
"Acceptance").

2.2 Establishment of the Loan. On the terms and subject to the conditions set forth in this Agreement, the Lender shall lend to the Borrower the sum of U.S.$115,000, which, the parties acknowledge, has been advanced in full by the Lender to the Borrower on January 28, 1999.

2.3 Evidence of Indebtedness. In order to evidence the indebtedness of the Borrower to the Lender in respect of the Loan, the Borrower agrees to execute and deliver to the Lender a promissory note for the principal amount of U.S.$115,000 in substantially the form attached as Schedule "A" hereto (such promissory note referred to herein as the "Note").

2.4 Interest. Commencing on January 28, 1999, the Borrower shall pay to the Lender annually on January 28, 2000 and January 28, 2001 while any amount of the Loan remains outstanding, interest on the principal amount of the Loan advanced at the rate of 9% per annum, calculated annually in arrears, both before and after maturity, default and judgment. In the event that any interest payment is not made in a timely manner, a late payment fee of 9% of the amount of the interest payment then due shall be paid to the Lender.

2.5 Repayment of the Loan. Subject to paragraphs 2.6 and 3.1, the Borrower shall repay the principal amount of the Loan advanced, together with any outstanding interest thereon, to the Lender on or before January 28, 2001 (the "Maturity Date").

2.6 Prepayment of the Loan. Subject to paragraph 3.1, the Borrower may prepay the principal amount of the Loan advanced in whole or in part, together with any outstanding interest thereon to the Lender at any time after January 28, 2000 until the Maturity Date without penalty.

                                    ARTICLE 3
                                   CONVERSION

3.1 Conversion. During the period from the date of Acceptance until the Maturity Date, the Lender may require the Borrower to convert all or any portion of the principal amount of the Loan advanced and then outstanding into units ("Units"), at a conversion price of one Unit for each

Cdn.$0.15 of indebtedness until and including January 28, 2000 and at a conversion price of one Unit for each Cdn.$0.20 of indebtedness during the period from January 29, 2000 until the Maturity Date. Each Unit consists of one common share in the capital stock of the Borrower (the "Share") and one non-transferable common share purchase warrant ("Warrant"). The Lender shall give written notice of conversion to the Borrower specifying the part or whole of the principal indebtedness of the Borrower to the Lender to be converted and the number of Units to be issued on conversion, calculated in accordance with the terms of this Agreement.

3.2 No Fractions. In converting the principal indebtedness of the Loan into Units, the Borrower shall round fractions down to the nearest whole Unit, so that the Lender will not be entitled to receive a fraction of a Unit.

3.3 Delivery. Three business days after the date a notice of conversion is received by the Borrower from the Lender (the "Conversion Date"), the Lender shall be deemed for all purposes to be the holder of record of that number of Shares and Warrants designated in the notice of conversion, the outstanding principal indebtedness of the Borrower to the Lender shall be deemed to be reduced by the amount designated in the notice of conversion and the Borrower shall deliver to the Lender on the Conversion Date a share certificate representing the number of Shares and a certificate representing the number of Warrants comprised in the Units as specified in the notice of conversion, together with any unpaid interest which is due as at the Conversion Date.

3.4 Warrants. The Warrants shall be non-transferable and, if and when issued, each Warrant shall entitle the Lender to purchase one common share in the capital stock of the Borrower (the "Warrant Share") for a term commencing on the Conversion Date and exercisable until the Maturity Date at a price of Cdn.$0.15 per Warrant Share until January 28, 2000 and thereafter at a price of Cdn.$0.20 per Warrant Share until the Maturity Date. The terms and conditions governing the Warrants shall contain provisions, inter alia, for appropriate adjustment in the class, number and price of the Shares issuable pursuant to any exercise thereof upon the occurrence of certain events including any subdivision, consolidation or reclassification of the Shares, the payment of stock dividends or the amalgamation of the Company, as set forth in the form of warrant certificate attached hereto as Schedule "B".

3.5 Adjustment. The terms and conditions set out in sections 1 and 2 of Schedule "B" with respect to the adjustment in the class, number and price of the Warrant Shares upon the occurrence of certain events apply, with the necessary changes, to the Shares.

3.6 Reservation of Shares and Warrant Shares. For so long as any part of the principal indebtedness of the Loan remains outstanding, the Borrower shall at all times reserve out of its unissued common shares a sufficient number thereof to accommodate the conversion of the principal indebtedness of the Loan into Shares and the exercise of the Warrants into Warrant Shares, all as provided for in this Agreement.

3.7 Questionnaire and Undertaking. The Lender shall execute and deliver to the Borrower for filing with the Exchange the form of Private Placement Questionnaire and Undertaking and such other documents and information as may be required by the Exchange in connection with this transaction.

                                    ARTICLE 4
                    BORROWER'S REPRESENTATIONS AND WARRANTIES

4.1               The Borrower represents and warrants to the Lender that:

     (a) the Borrower is a reporting issuer only in British Columbia and is not in default of any requirement of the British Columbia Securities Act and Rules promulgated thereto (the "Act");

     (b) the Borrower is a corporation duly incorporated, validly existing and in good standing with respect to filing of annual reports with the Registrar of Companies for British Columbia;

     (c) the Borrower has all requisite corporate power and authority to own and use its property, to carry on its business as now being conducted, to enter into this Agreement and to execute and deliver the Note and to carry out the obligations contemplated herein and therein;

     (d) all necessary corporate action of the directors of the Borrower to authorize the execution, delivery and performance of this Agreement has been taken;

     (e) this Agreement has been duly executed and delivered on behalf of the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable by the Lender in accordance with its terms;

     (f) the authorized capital of the Borrower consists of 100,000,000 common shares without par value of which 9,980,804 common shares are validly issued and outstanding as at January 28, 1999;

     (g) the Shares to be allotted and issued pursuant to the due and valid conversion, in whole or in part, of the principal indebtedness of the Loan have been duly and validly authorized to be issued as fully paid and non-assessable common shares upon receipt by the Borrower of a notice of conversion;

     (h) the Warrant Shares to be allotted and issued pursuant to the due and valid exercise, in whole or in part, of the Warrants have been duly and validly authorized to be issued as fully paid and non-assessable common shares upon receipt by the Borrower of full payment therefor;

     (i) the common shares of the Borrower are listed and posted for trading only on the Exchange; and

     (j) no Default (as defined below) or event which with the giving of notice or the lapse of time would become a Default has occurred or is continuing.

                                    ARTICLE 5

                     LENDER'S REPRESENTATIONS AND WARRANTIES

5.1 The Lender represents and warrants to the Borrower that:

     (a) the Lender, if a corporation, is a valid and subsisting corporation under the laws of its incorporating jurisdiction, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, and this Agreement constitutes a legal, valid and binding contract of the Lender enforceable against the Lender in accordance with its terms;

     (b) the Lender is a resident of the State of California and is not a resident of British Columbia;

     (c) the Lender is entering into this Agreement and acquiring the Note as principal for the Lender's own account, and not for the benefit of any other person;

     (d) ^the Lender is aware that this Agreement and the Note are being distributed under an exemption from the registration and prospectus requirements of the Act and states that this Agreement is not being entered into as a result of any information about the affairs of the Borrower that is not generally known to the public save knowledge of this particular transaction;

     (e) this Agreement and the Loan are not being used to settle prior outstanding debts of the Borrower to the Lender or, if they are being used to settle prior outstanding debt owing by the Borrower to the Lender, then the Lender is not permitted to receive Warrants comprised in the Units on that part of its Loan that corresponds to the amount of the prior outstanding debt;

     (f) the Lender is ^presently a "control person" of the Borrower as defined in the Act^; and

     (g) the Lender has executed and delivered to the Company herewith the additional representations and warranties set out on Schedule "C" attached hereto.

                                    ARTICLE 6
                   ACKNOWLEDGMENTS AND COVENANTS OF THE LENDER

6.1 The Lender hereby acknowledges and covenants that:

     (a) the Note that is being issued and the Units, Shares, Warrants and Warrant Shares that may be issued pursuant to this Agreement (together the "Securities") will be issued under an exemption from the registration and prospectus requirements of the Act and under the policies of the Exchange and that the sale by the Lender in British Columbia of the Securities is, unless otherwise exempted under the Act and approved by the Exchange, deemed to be a distribution to the public unless:

          (i) if the Lender is an insider of the Borrower, other than a director or senior officer of the Borrower, the Lender has filed all records required to be filed under section 87 (insider reports) and section 90 (personal information form) of the Act;

          (ii) if the Lender is a director or senior officer of the Borrower, the Lender has filed all records required to be filed under section 87 (insider reports) and section 90 (personal information form) of the Act and the Borrower has filed all records required to be filed under part 12 of the Act and of the Rules promulgated to the Act (continuous disclosure);

          (iii)a twelve-month period has elapsed from the date of this Agreement or, if on the Conversion Date the Company is an AIF Issuer as defined in the policies of the Exchange, a four month period has elapsed from the date of this Agreement;

          (iv) the trade is not a distribution from the holdings of a control person;

          (v) no unusual effort is made to prepare the market or to create a demand for the Securities; and

          (vi) no extraordinary commission or consideration is paid in respect of the trade;

     (b) the foregoing is a summary based on the provisions of the Act as at the date hereof and is subject to amendment and the Lender covenants that, prior to trading in the Securities in British Columbia, the Lender will consult with the Lender's own legal counsel in connection with the applicable resale rules;

     (c) the Lender will complete, execute and deliver to the Borrower the Private Placement Questionnaire and Undertaking attached as Schedule "D" hereto as required by the Exchange for filing with the Exchange in connection with the Loan;

     (d)  if the Lender is an individual,  the Lender will complete, execute and
          deliver  to  the  Borrower  a  Form   20A(IP),   Acknowledgement   and
          Undertaking as required under the Act; and

     (e) the certificates representing the Securities will contain a legend denoting the restrictions on transfer imposed by the Act or, if applicable, by the policies of the Exchange, to the effect that the securities represented by the certificate are subject to a hold period and may not be traded in British Columbia until one year from the date of advance of the Loan, or, if on the Conversion Date the Company is an AIF Issuer, until four months from the date of advance of the Loan.

                                    ARTICLE 7
                            COVENANTS OF THE BORROWER

7.1 The Borrower covenants and agrees with the Lender that at all times during the currency of this Agreement it will: (a) take all reasonable steps to remain in good standing under the Act;

     (b) pay the principal sum of the Loan, interest and all other monies required to be paid to the Lender pursuant to this Agreement in the manner set forth herein;

     (c) observe and perform each of its covenants and agreements set forth in this Agreement and the Note; and

     (d)  provide the Lender with immediate notice of any Default.

7.2 The Borrower shall assume and pay all costs, charges and expenses, including reasonable legal fees and expenses, which may be incurred by the Lender in respect of this Agreement or the Note in any proceedings taken or things done by the Lender or on its behalf in connection therewith to collect, protect, realize or enforce the Note.

                                    ARTICLE 8
                                     DEFAULT

8.1 It is a Default if:

     (a) the Borrower defaults in any payment when the same is due under this Agreement;

     (b) the Borrower becomes insolvent or makes a general assignment for the benefit of its creditors, or if an order is made or effective resolutions are passed for the winding-up, merger or amalgamation of the Borrower or if the Borrower is declared bankrupt or if a custodian or receiver is appointed for the Borrower under any bankruptcy legislation, or if a compromise or arrangement is proposed by the Borrower to its creditors or any class of its creditors, or if a receiver or other officer with like powers is appointed for the Borrower; or

     (c) the Borrower defaults in observing or performing any other covenant or agreement of this Agreement on its part to be observed or performed and such default has continued for a period of seven days after notice in writing has been given by the Lender to the Borrower specifying such default.

8.2 In the event of a Default, unless it is waived in writing by the Lender, the principal balance of the Loan, costs and any other money owing to the Lender under this Agreement shall immediately become payable by the Borrower.

                                    ARTICLE 9
                                     GENERAL

9.1 Waiver or Modification. No consent or waiver, express or implied, by any party to or of any breach or default by any other party of any or all of its obligations under this Agreement will:

     (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

     (b) be relied upon as a consent or waiver to or of any other breach or default of the same or any other obligation;

     (c)  constitute a general waiver under this Agreement; or

     (d) eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

9.2 Further Assurances. The parties hereto will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and things as may be reasonably required for the purpose of giving effect to this Agreement.

9.3 Assignment. No party may assign its interest herein or any part thereof without the consent of the other party which neither party will unreasonably withhold. In the case of an assignment by the Borrower, the Borrower must comply with all applicable securities laws and obtain the consent of the Vancouver Stock Exchange.

9.4 Notices. Any notice, demand or other document required or permitted to be given hereunder shall be deemed to have been well and sufficiently given if telecopied to or delivered at the address of the intended recipient set forth on the first page hereof or at such other address as the intended recipient may from time to time direct in writing, and any such notice, demand or document shall be deemed to have been received.

9.5 Exchange Acceptance for Filing. It is acknowledged and agreed between the parties that the Loan made hereunder is subject to acceptance for filing by the Exchange. If final acceptance is not obtained within 120 days of the date of this Agreement, unless the parties agree otherwise, the Agreement shall automatically be terminated and of no further force or effect and the Borrower shall then forthwith repay the outstanding principal amount of the Loan and accrued interest to the Lender.

9.6 Amendments. No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

9.7 Parties in Interest. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective personal representatives, successors and permitted assigns.

9.8 Counterparts. This Agreement may be executed in counterparts and by facsimile with the same effect as if all parties had signed the same document and all such counterparts will be construed together and will constitute one and the same instrument.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

THE CORPORATE SEAL of IDAHO CONSOLIDATED  METALS CORPORATION was  )
hereunto affixed in the presence of:                              )
                                                                  )
Per:     ________________________________                         )
         Authorized Signatory                                     )          C/S
                                                                  )
Per:     ________________________________                         )
         Authorized Signatory                                     )
                                                                  )

TOMASOVICH FAMILY TRUST


Per:     ________________________________
         Authorized Signatory

                              [NOTE: SCHEDULE ONLY]
                                  SCHEDULE "A"

                                     FORM OF
                         CONVERTIBLE PROMISSORY NOTE #6
U.S.$115,000                                                    January 28, 1999

         FOR VALUE RECEIVED, the undersigned, Idaho Consolidated Metals Corporation, a British Columbia, corporation ("ICMC" or "the Company"), hereby promises to pay to the Tomasovich Family Trust ("Tomasovich"), the principal sum of U.S.$115,000 Dollars plus interest at 9% per annum. All unpaid principal and interest shall be due and payable in full on January 28, 2001. Unpaid principal and interest under this Note may be prepaid without penalty after the first anniversary hereof. Interest to be paid annually. In the event that any interest payment is not made in a timely manner, a late payment fee of 9% of the amount of the interest payment then due shall be paid to Tomasovich.

         Said note shall be convertible to units in the Company at the sole election of Tomasovich. Each unit shall consist of one (1) share and one (1) non-transferable share purchase warrant. The principal outstanding amount of this note is convertible into units on the basis of one unit for each Cdn.$0.15 of principal indebtedness if converted at any time up to and including January 28, 2000 and one unit for each Cdn.$0.20 of principal indebtedness if converted at any time from January 29, 2000 up to and including January 28, 2001. Any conversion shares will have a hold period commencing on the date of advance of the funds until the lesser of one (1) year or four (4) months if ICMC is an "AIF Issuer" as defined in the policies of the Vancouver Stock Exchange ("VSE") at the time of conversion.

         All payments on this Note, as well as any notices, are to be made or given to Tomasovich whose address for this purpose is 600 Wilshire Blvd., Suite 1410, Los Angeles, California, 90017, or to such other place as Tomasovich may from time to time direct by written notice to ICMC.

         All amounts payable hereunder are payable in lawful money of the United States. If any suit or action be instituted to enforce this Note, ICMC promises to pay, in addition to the costs and disbursements otherwise allowed by law, all other costs including actual attorneys' fees incurred by Tomasovich if such suit or action is successful.

         The parties hereto recognize that there may be other VSE requirements other than notice concerning this Note. ICMC shall fulfill all of said requirements which shall be met prior to payment to or conversion by the lender hereof.

         This Note is given pursuant to the Convertible Loan Agreement #6 dated effective January 28, 1999 between Tomasovich and ICMC and is to be construed and enforced in accordance therewith.

         This Note shall be governed by and construed according to the laws of the Province of British Columbia and meet all requirements of the VSE.


                                           IDAHO CONSOLIDATED METALS CORPORATION
                                           a British Columbia Corporation

                                           By:      [NOTE:  SCHEDULE ONLY]
                                                  ______________________________
                                                  Delbert Steiner, President

                                  SCHEDULE "B"

                           FORM OF WARRANT CERTIFICATE

THIS WARRANT WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE 4:30 P.M. (VANCOUVER TIME) ON JANUARY 28, 2001.

THIS WARRANT AND THE SHARE CERTIFICATES REPRESENTING ANY COMMON SHARES ISSUED ON EXERCISE OF ALL OR A PART OF THE RIGHTS REPRESENTED BY THIS WARRANT ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL JANUARY 28, 2000 OR FOUR MONTHS FROM DATE OF ADVANCE OF FUNDS IF IDAHO IS AN AIF ISSUER ON CONVERSION DATE] EXCEPT AS PERMITTED BY THE BRITISH COLUMBIA SECURITIES ACT AND RULES MADE THEREUNDER (THE "HOLD PERIOD").

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, OR (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, OR (3) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT (THE "U.S. LEGEND").

                            NON-TRANSFERABLE WARRANTS
                            -------------------------


                      IDAHO CONSOLIDATED METALS CORPORATION


                (Incorporated under the laws of British Columbia)

Warrant Certificate No.: W99-1/o              Right to Purchase of Common Shares

                WARRANT CERTIFICATE FOR PURCHASE OF COMMON SHARES
                -------------------------------------------------

                  THIS IS TO CERTIFY THAT, for value received, Tomasovich Family Trust of 600 Wilshire Boulevard, Suite 1410, Los Angeles, California, 90017 (hereinafter called the "holder") is entitled to subscribe for and purchase o fully paid and non-assessable Common Shares in the capital of Idaho Consolidated Metals Corporation (hereinafter called the "Corporation") at any time prior to 4:30 p.m. (Vancouver Time) on January 28, 2001 at a price of Cdn.$0.15 per share until January 28, 2000 and at price of Cdn.$0.20 per share from January 29, 2000 to January 28, 2001 subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

                  The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of Common Shares), by completing the subscription form attached hereto as Schedule "A" and surrendering this Warrant at the principal office of the Corporation together with a certified cheque or bank wire transfer payable to or to the order of the Corporation in payment of the purchase price of the number of Common Shares subscribed for.

                  In the event of any exercise of the right represented by this Warrant, certificates for the Common Shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding three business days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Common Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time.

                  The Corporation covenants and agrees that all Common Shares which may be issued upon the exercise of the right represented by this Warrant will, upon issuance, be fully paid and non-assessable and free of all liens, charges and encumbrances. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized and reserved, a sufficient number of Common Shares to provide for the exercise of the rights represented by this Warrant.

     THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS WARRANT:

1. In case the Corporation shall at any time subdivide its outstanding Common Shares into a greater number of shares, the Warrant purchase price shall be proportionately reduced and the number of subdivided Common Shares entitled to be purchased proportionately increased, and conversely, in case the outstanding Common Shares of the Corporation shall be consolidated into a smaller number of shares, the Warrant purchase price shall be proportionately increased and the number of consolidated Common Shares entitled to be purchased hereunder shall be proportionately decreased.

                  If any capital reorganization or reclassification of the capital stock of the Corporation, or the merger, amalgamation or arrangement of the Corporation with another corporation shall be effected, then as a condition of such reorganization, reclassification, merger, amalgamation or arrangement, adequate provision shall be made whereby the holder hereof shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, or other securities as may be issued with respect to or in exchange for such number of outstanding Common Shares equal to the number of Common Shares purchasable and receivable upon the exercise of this Warrant had such reorganization, reclassification, merger, amalgamation or arrangement not taken place. The Corporation shall not effect any merger, amalgamation or arrangement unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Corporation) resulting from such merger, amalgamation or arrangement shall assume by written instrument executed and mailed or delivered to the holder of this Warrant the obligation to deliver to such holder such shares of stock or securities in accordance with the foregoing provisions, such holder may be entitled to purchase.

2. In case at any time:

     (a) the Corporation shall pay any dividend payable in stock upon its Common Shares or make any distribution to the holders of its Common Shares;

     (b) the Corporation shall offer for subscription pro rata to the holders of its Common Shares any additional shares of stock of any class or other rights;

     (c) there shall be any capital reorganization, or reclassification of the capital stock of the Corporation, or consolidation or merger, amalgamation or arrangement of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

     (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, and in any one or more of such cases, the Corporation shall give to the holder of this Warrant, at least twenty days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up and in the case of any such reorganization, reclassification, consolidation, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up, at least twenty days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause, shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up as the case may be. Each such written notice shall be given by first class mail, registered postage prepaid, addressed to the holder of this Warrant at the address of such holder, as shown on the books of the Corporation.

3. As used herein, the term "Common Shares" shall mean and include the Corporation's presently authorized Common Shares and shall also include any capital stock of any class of the Corporation hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

4. This Warrant shall not entitle the holder hereof to any rights as a shareholder of the Corporation, including without limitation, voting rights.

5. This Warrant and all rights hereunder are not transferable.

6. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the principal office of the Corporation, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by such holder hereof at the time of such surrender.

                  IN WITNESS WHEREOF the Corporation has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated __________________________,__________.


                                          Idaho Consolidated Metals Corporation

                                          Per:   _______________________________
                                                 Director

                                  SCHEDULE "A"
                                       To
                               WARRANT CERTIFICATE

                       SUBSCRIPTION FORM - TO BE COMPLETED
                             ON EXERCISE OF WARRANTS


TO:      Idaho Consolidated Metals Corporation
         (the "Corporation")

The undersigned hereby exercises the right to purchase and hereby subscribes for _______________ Common Shares in the capital stock of the Corporation referred to in the attached Warrant Certificate according to the conditions thereof and herewith makes payment by certified cheque of the purchase price in full for the said shares. The undersigned acknowledges that the share certificates representing any Common shares issued on exercise of all or a part of the rights represented by this Warrant ("Warrant Shares") are subject to the Hold Period noted on page one of this Warrant Certificate, and may not be traded in British Columbia except as permitted by the British Columbia Securities Act and Rules made thereunder. The undersigned also acknowledges that the share certificates representing any Warrant Shares will be endorsed with the U.S. Legend.

Please issue a certificate for the shares being purchased as follows:

(Note: Until the expiry of the Hold Period, the certificate must be issued in the name of the undersigned.)

Name:     ________________________________________________________
          (please print)

Address:  ________________________________________________________

          ________________________________________________________

          ________________________________________________________

If applicable, please deliver a Warrant Certificate in respect of the balance of the Common Shares referred to in the attached Warrant Certificate but not presently subscribed for, to the undersigned.


DATED this _______ day of _____________________, _______.



--------------------------------------

                                  SCHEDULE "C"

                               (U.S. SUBSCRIBERS)

               (Capitalized terms not specifically defined herein
                 shall have the meaning ascribed to them in the
                        Convertible Loan Agreement #6 to
                        which this Schedule is attached.)

In connection with the execution of the Convertible Loan Agreement #6 made effective January 28, 1999 (the "Agreement") to which this Schedule is attached, the undersigned (the "Lender") covenants, represents and warrants to the Borrower that:

     (a) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

     (b) it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

     (c) it understands that the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance of an exemption from such registration requirements;

     (d) it satisfies one or more of the categories indicated below (please place an "X" on the appropriate lines):

          ____ Category 1. An organization described in Section 501(c)(3) of the
               United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of U.S.$5,000,000;

          ____ Category 2. A natural person whose individual net worth, or joint net worth with that person's spouse, at the date hereof exceeds U.S.$1,000,000;

          ____ Category 3. A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person's spouse in excess of U.S.$100,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          X Category 4. A trust that (a) has total assets in excess of U.S.$5,000,000, (b) was not formed for the specific purpose of acquiring the Securities and (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Securities;

          ____ Category 5. An investment company registered under the Investment
               Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

          ____ Category 6. A Small Business  Investment  Company licensed by the
               U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

          ____ Category 7. A private business  development company as defined in
               Section 202(a)(22) of the Investment Advisors Acts of 1940; or

          ____ Category 8. An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

     (e) it has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     (f) if it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

          (i)  the sale is to the Borrower;

          (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

          (iii)the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

          (iv) the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Borrower an opinion of counsel reasonably satisfactory to the Borrower;

     (g) the certificates representing the Securities will bear a legend stating that such shares have not been registered under the 1933 Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

     (h) it understands and agrees that the Warrants may not be exercised in the United States or by or on behalf of a "U.S. Person" or a person in the United States unless registered under the 1933 Act and any applicable state securities laws or unless an exemption from such registration requirements is available and that certificates representing the Warrants will bear a legend to such effect;

     (i) it understands and agrees that there may be material tax consequences to the Lender of an acquisition or disposition of the Securities. The Borrower gives no opinion and makes no representation with respect to the tax consequences to the Lender under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such Securities. In particular, no determination has been made whether the Borrower will be a "passive foreign investment company" ("PFIC") within the meaning of Section 1291 of the United States Internal Revenue Code;

     (j) it understands and agrees that the financial statements of the Borrower have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

     (k) it consents to the Borrower making a notation on its records or giving instructions to any transfer agent of the Borrower in order to implement the restrictions on transfer set forth and described herein;

     (l) it acknowledges that no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

     (m) it acknowledges that there is no government or other insurance covering the Securities;

     (n) it acknowledges that there are risks associated with the purchase of the Securities;

     (o) it acknowledges that there are restrictions on the Lender's ability to resell the Securities and it is the responsibility of the Lender to find out what those restrictions are and to comply with them before selling the Securities; and

     (p) it acknowledges that the Borrower has advised the Lender that the Borrower is relying on an exemption from the requirements to provide the Lender with a prospectus and to sell securities through a person registered to sell securities under the British Columbia Securities Act and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the British Columbia Securities Act, including statutory rights of rescission or damages, will not be available to the Lender.


Dated this ______ day of ______________________, _________.

                                    ____________________________________________
                                    (Name of Subscriber - please print)


                                     By:   _____________________________________
                                           (Authorized Signature)

                                     ___________________________________________
                                     (Official Capacity or Title - please print)


                                     ___________________________________________
                                     (Please print name of individual whose
                                     signature appears above if different than the name of the Subscriber printed above)

                                  SCHEDULE "D"




                                                                            VSE

                                  APPENDIX 16A

                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING


1. DESCRIPTION OF TRANSACTION

     a)   Name of issuer of the securities

          Idaho Consolidated Metals Corporation
          -------------------------------------

     b)   Number and description of securities to be purchased

          U.S.$115,000 convertible loan, the outstanding principal of the loan being convertible into Units on the basis of one unit for each Cdn.$0.15 principal indebtedness in the first year and one unit for each Cdn.$0.20 principal indebtedness in the second year

     c)   Purchase price U.S.$115,000


2. DETAILS OF PURCHASER

     a)   Name of Purchaser Tomasovich Family Trust

     b)   Address 600 Wilshire Boulevard,  Suite 1410, Los Angeles,  California,
          90017
          -------------------------------------------------------------------

     c)   If  the  purchaser  is  a  corporation,   state  the  jurisdiction  of
          incorporation


           N/A

     d) Names and addresses of persons having a greater than 10% beneficial interest in the purchaser, if a corporation or trust

          Theodore  Tomasovich,  of 600  Wilshire  Boulevard,  Suite  1410,  Los
          Angeles, California, 90017 is the Trustee and exercises control over the Tomasovich Family Trust

3. RELATIONSHIP TO LISTED COMPANY

     a) State if the purchaser will become a control person with over 20% of the company's issued share capital as a result of the purchase in section 1 above.

          If the outstanding principal amount of the Convertible Loan or other previously issued convertible securities owned by the purchaser are converted into common shares, the purchaser may then be a control person. The change of control of the Company to Theodore Tomasovich and the Tomasovich Family Trust was approved by the members at the annual general meeting held on June 17, 1998.

     b) Does the purchaser own any securities of the issuer at the date hereof, if so, give particulars. State the number of securities of the listed company held by the purchaser not including the purchase in section 1 above.

          (1)  2,094,765 shares;

          (2)  warrants to purchase 1,473,216 shares;

          (3) U.S.$110,000 convertible promissory note repayable on or before March 31, 2000 bearing interest at 9% per annum. After June 17, 1998, the lender may require the Issuer to convert all or any portion of the principal amount of the loan advanced and then outstanding into units at a conversion price of one unit for each Cdn.$0.26 of indebtedness until and including March 31, 1999 and at a conversion price of one unit for each Cdn.$0.31 of indebtedness during the period from April 1, 1999 until March 31, 2000 for a maximum of 600,769 units if the principal amount is converted in its entirety by March 31, 1999 and a maximum of 508,871 units if the principal amount is converted in its entirety between April 1, 1999 and March 31, 2000. Each unit consists of one common share and one non-transferable warrant with each warrant being exercisable at a price of $0.26 per share until March 31, 1999 and $0.31 per share from April 1, 1999 to March 31, 2000;

          (4) U.S.$150,000 convertible promissory note repayable on or before May 15, 2000 bearing interest at 9% per annum. After June 17, 1998, the lender may require the Issuer to convert all or any portion of the principal amount of the loan advanced and then outstanding into units at a conversion price of one unit for each Cdn.$0.23 of indebtedness until and including May 15, 1999 and at a conversion price of one unit for each Cdn.$0.28 of indebtedness during the period from May 16, 1999 until May 15, 2000 for a maximum of 932,608 common shares if the principal amount is converted in its entirety in the first year and a maximum of 766,071 units if the principal amount is converted in its entirety between May 16, 1999 and May 15, 2000. Each unit consists of one common share and one non-transferable warrant with each warrant being exercisable at a price of $0.23 per share until May 15, 1999 and $0.27 per share from May 16, 1999 to May 15, 2000.

          (5) U.S.$250,000 convertible promissory note convertible promissory note repayable on or before September 10, 2000 bearing interest at 9% per annum. The lender may require the Issuer to convert all or any portion of the principal amount of the loan advanced and then outstanding into units at a conversion price of one unit for each Cdn.$0.17 of indebtedness until and including September 10, 1999 and at a conversion price of one unit for each Cdn.$0.22 of indebtedness during the period from September 11, 1999 until September 10, 2000 for a maximum of 2,227,941 common shares if the principal amount is converted in its entirety in the first year and a maximum of 1,721,590 units if the principal amount is converted in its entirety between September 11, 1999 and September 10, 2000. Each unit consists of one common share and one non-transferable warrant with each warrant being exercisable at a price of $0.17 per share until September 10, 1999 and $0.27 per share from September 11, 1999 to September 10, 2000.

          (6) U.S.$322,000 convertible promissory note repayable on or before October 1, 2000 bearing interest at 9% per annum. The lender may require the Issuer to convert all or any portion of the principal amount of the loan advanced and then outstanding into units at a conversion price of one unit for each Cdn.$0.20 of indebtedness until and including October 1, 1999 and at a conversion price of one unit for each Cdn.$0.25 of indebtedness during the period from October 2, 1999 until October 1, 2000 for a maximum of 2,466,681 units if the principal amount is converted in its entirety in the first year and a maximum of 1,973,344 units if the principal amount is converted in its entirety between October 2, 1999 and October 1, 2000. Each unit consists of one common share and one non-transferable warrant with each warrant being exercisable at a price of $0.20 per share until October 1, 1999 and $0.25 per share from October 2, 1999 to October 1, 2000;

4. PAYMENT DATE

     a)   State the date the purchaser has advanced full payment.

          January 28, 1999

     b) If the purchase funds are held in trust pending receipt of final regulatory approval identify the trustee and give particulars of the condition(s) required for release of the funds.

          N/A

     c) If the purchaser is an institutional investor and the funds have not yet been advanced, give particulars of the condition(s) required for the advance of funds.

          N/A

5. UNDERTAKING
                                                     *Last amended January 1998

TO: THE VANCOUVER STOCK EXCHANGE

The undersigned has subscribed for and agreed to purchase as principal, the securities described in section 1 of this Private Placement Questionnaire and Undertaking. (The purchase funds may be deposited in trust with advancement to the Company subject only to receipt of all necessary regulatory approvals).

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of twelve months (four months if the issuer is an AIF Issuer as defined in the Definitions Section of the Manual) from the payment day, without the prior consent of the Vancouver Stock Exchange and any other regulatory body having jurisdiction. The undersigned acknowledges that all certificates representing the said securities will bear a legend to the effect that the certificates are subject to the applicable hold period.

The undersigned hereby certifies that the said securities are not being purchased as a result of any material information about the Company's affairs that has not been publicly disclosed. The undersigned acknowledges that it is aware that the removal from the securities of any resale restriction after the applicable twelve or four months that is imposed solely as a requirement of the Vancouver Stock Exchange will not entitle it to sell the securities if such sale would contravene any other applicable securities legislation or regulation.


6. ADDITIONAL UNDERTAKING AND CERTIFICATION - PORTFOLIO MANAGER

If the undersigned is a portfolio manager purchasing as agent for accounts that are fully managed by it, the undersigned acknowledges that it is bound by the provisions of the Securities Act (British Columbia) (the "Act"), and undertakes to comply with all provisions of the Act relating to ownership of, and trading in, securities including, without limitation, the filing of insider reports and reports pursuant to Section 111 of the Act.

If the undersigned carries on business as a portfolio manager in a jurisdiction outside of Canada, the undersigned certifies that:

     a) it is purchasing securities of the Issuer on behalf of managed accounts over which it has absolute discretion as to purchasing and selling, and in respect of which it receives no instructions from any person beneficially interested in such accounts or from any other person;

     b) it carries on the business of managing the investment portfolio of clients through discretionary authority granted by those clients (a "portfolio manager" business) in ________________________
          [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

     c) it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

     d) the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000;

     e) it does not believe, and has no reasonable grounds to believe, that any resident of British Columbia has a beneficial interest in any of the managed accounts for which it is purchasing; and

     f) the Issuer has provided it with a list of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer (which list is attached as a schedule to this Appendix), and it does not believe, and has no reasonable grounds to believe, that any of those persons has a beneficial interest in any of the managed accounts for which it is purchasing, except as follows:


          ______________________________________________________________________
          (name of insider(s) or person(s) carrying on investor relations activities for the Issuer that have a beneficial interest in an account)

     The undersigned acknowledges that it is bound by the provisions of the British Columbia Securities Act including, without limitation, sections 87 and 111 concerning the filing of insider reports and reports of acquisitions.


                                    Dated at Los Angeles, California

                                    this ______ day of _________________, 1999

                                    Tomasovich Family Trust
                                    ____________________________________________
                                    Name of Purchaser - please print)


                                    ____________________________________________
                                    (Authorized Signature)


                                    Trustee
                                    ____________________________________________
                                    (Official Capacity - please print)


                                    Theodore Tomasovich
                                    ____________________________________________
                                    (please print name of individual whose signature appears above, if different from name of purchaser printed above)